UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 11, 2005

Potomac Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

West Virginia

(State of Other Jurisdiction of Incorporation)

0-24958

(Commission File Number)

55-0732247

(IRS EmployerIdentification No.)

111 E. Washington St., PO Box 906, Charles Town WV 25414-0906

(Address of Principal Executive Offices) (Zip Code)

304-725-8431

Registrant's telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8--Other Events

Item 8.01. Other Events.

For Immediate Release February 11, 2005

The Board of Directors of Potomac Bancshares, Inc. has approved a 100% stock dividend to all shareholders of record March 1, 2005. If a shareholder currently owns 100 shares of Potomac Bancshares stock, they will receive an additional 100 shares of common stock giving them a total of 200 shares. This stock dividend is payable on March 15, 2005.

Potomac Bancshares, Inc. is a public company trading under the ticker symbol PTBS. PTBS is the one bank holding company for Bank of Charles Town (BCT) located in Charles Town, West Virginia.

Section 9 -- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

    Financial Statements of Businesses Acquired -- N/A
    Pro Forma Financial Information -- None
    Exhibits -- None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Potomac Bancshares, Inc.

/s/Robert F. Baronner, Jr.

Robert F. Baronner, Jr., President and CEO

February 11, 2005